InfraCap MLP ETF (Ticker: AMZA) (the “Fund”),

a series of ETFis Series Trust I

Supplement dated October 2, 2023 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2023, as supplemented

Important Notice To Investors

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectus or SAI.

Effective October 9, 2023, the number of Shares per Creation Unit for the Fund will change from 50,000 Shares to 25,000 Shares. Accordingly, effective October 9, 2023, all references to a Creation Unit size of 50,000 Shares for the Fund in the Prospectus and SAI are deleted and replaced with a Creation Unit size of 25,000 Shares.

Investors should retain this supplement for future reference.